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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005


                           PEAK INTERNATIONAL, LIMITED
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             (Exact name of registrant as specified in its charter)

                Bermuda                   0-29332           Not applicable
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    (State or other jurisdiction       (Commission        (I.R.S. Employer
          of incorporation)            File Number)      Identification No.)

   38507 Cherry Street, Unit G, PO Box 267, Newark, CA          94560
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  510 449-0100


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 28, 2005 Peak International Limited (the "Company") issued a press release announcing its preliminary financial results for its third fiscal quarter ended December 31, 2004, a delay in announcement of financial results, and potential liabilities for social insurance, taxes and interest of approximately $1.5 to $1.8 million associated with its factory in China, PRC. A copy of the earnings release is furnished herewith as Exhibit 99.1.

The information in this Current Report, including the press release, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1        Press release dated January 28, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Peak International, Limited
                                                     ---------------------------
                                                     (Registrant)

Date January 28, 2005
                                                     /s/ William Snyder
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                                                     William Snyder
                                                     Chief Financial Officer